UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 5, 2008

CTC MEDIA, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-52003	58-1869211
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Pravda Street, 15A Moscow, Russia		125124
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: +7-495-785-6333

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement.

On November 5, 2008, CTC Media, Inc. (the “Company”) entered into an Amendment Agreement (the “Stockholders’ Agreement Amendment”) amending the Stockholders’ Agreement dated as of May 12, 2006 (the “Agreement”) by and among the Company and the affiliates of Modern Times Group MTG AB (“MTG”) and Alfa Bank (“Alfa”) that hold the Company’s stock.  The Stockholders’ Agreement Amendment was entered into in connection with the expansion of the Company’s Board of Directors (the “Board”) to ten members and the appointment of Alexander Rodnyansky, the Company’s President and former Chief Executive Officer, to fill the vacancy resulting from by such expansion.  The Stockholders’ Agreement Amendment provides that MTG and Alfa will vote all of their respective shares of the Company to maintain the number of members of the Board at ten for so long as Mr. Rodnyansky remains a member of the Board.  Additionally, MTG and Alfa agree to vote all of their respective shares of the Company to elect Mr. Rodnyansky to the Board for so long as Mr. Rodnyansky has not resigned from the Board or given notice that he does not wish to stand for re-election and MTG and Alfa continue to support Mr. Rodnyansky as a member of the Board.   The effectiveness of the Stockholders’ Agreement Amendment was conditional on the adoption of the amendment to the Company’s Amended and Restated Bylaws described in Item 5.03 below.

The description of the material terms of the Stockholders’ Agreement Amendment is qualified in its entirety by the Stockholders’ Agreement Amendment, a copy of which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 7, 2008, the Board approved an amendment (the “Bylaws Amendment”) to the Company’s Amended and Restated Bylaws.  The Bylaws Amendment creates a Deadlocks Committee of the Board.  In the event that the Board becomes deadlocked by virtue of a tie vote on any matter allowed to be delegated to a committee, the matter will be delegated to the Deadlocks Committee.  The Deadlocks Committee is comprised of the three directors then in office who are the “Independent Directors” (as defined in the Agreement).  Currently, those “Independent Directors” are Messrs. Basunia, Burdick and Klatten.

The description of the material terms of the Bylaws Amendment is qualified in its entirety by the Bylaws Amendment, a copy of which is filed as Exhibit 3.1 hereto and incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.

(d)   Exhibits

3.1	Amendment to Amended and Restated Bylaws of the Company

10.1	Amendment Agreement dated as of November 5, 2008 by and among the Company, MTG Russia AB and Alfa CTC Holdings Limited, amending the Stockholders’ Agreement dated as of May 12, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CTC MEDIA, INC.

Date: November 12, 2008	By:	/s/ Boris Podolsky
	Name:	Boris Podolsky
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
3.1	Amendment to Amended and Restated Bylaws of the Company
10.1	Amendment Agreement dated as of November 5, 2008 by and among the Company, MTG Russia AB and Alfa CTC Holdings Limited, amending the Stockholders’ Agreement dated as of May 12, 2006